Intangible Assets	12 Months Ended
Dec. 31, 2014
Intangible Assets [Abstract]
INTANGIBLE ASSETS
4.	INTANGIBLE ASSETS

Licenses

In terms of an Exclusive Patent License agreement (“License”) covering national and international patents entered into with the Los Alamos National Security LLC (“the Licensor”) dated September 8, 2005, the Company has the exclusive right to the use of certain patents. On October 15, 2014, the national and international patents owned by Los Alamos National Security and previously licensed to the Company were assigned to the Company.

In terms of the agreement, the Company had issued shares to the Licensor equal to 3% of the issued equity of the Company and had an obligation to issue further shares based on anti-dilutive provisions and future fund raisings. In terms of the settlement agreement entered into on March 6, 2014, as disclosed under litigation in note 17 below, the 78,750 Common shares issued to the Licensor were returned to the Company and all future claims against the equity of the Company were extinguished.

The License agreement provided for the payment of royalties at a rate of 2% per annum on net sales, excluding sales to Government Agencies. The Company had not paid any royalties on a percentage basis, and has only paid the minimum fee of $50,000 per annum since entering into the agreement.

Subsequent to year end, on January 29, 2015, the Company sent a notice to LANS informing them that upon the assignment of all the patents underlying the License Agreement on October 15, 2014, that the license agreement was terminated ab Initio and that the 90 day notice period was waived, alternatively the letter serves as our 90 day notice period.,

The recently assigned patents consist of the following:

●	Method for Detecting Binding Events Using Micro X-Ray Fluorescence Spectrometry;

●	Flow Method and Apparatus for Screening Chemicals Using Micro X-Ray Fluorescence;

●	Method and Apparatus for Detecting Chemical Binding;

●	Drug Development and Manufacturing.

●	Advanced Drug Development and Manufacturing (The Licensor assigned its rights to this application to the Company, which already owned rights to this patent assigned to the Company by inventors currently and previously employed by the Company).

The patents assigned to the Company are as follows:

●	Well Plate – apparatus for preparing samples for measurement by x-ray fluorescence spectrometry. Patent filed August 15, 2008

●	Method and Apparatus for measuring Protein Post Translational Modification. Patent filed September 26, 2008.

●	Method and Apparatus for Measuring Analyte Transport across barriers. Patent filed July 1, 2009.

●	Advanced Drug Development and Manufacturing.

The Company has various other patents pending or registered in its name. These patents have been internally generated and all costs associated with the research and development of these patents has been expensed.

Patents and licenses consist of the following:

	December 31, 2014	December 31, 2013
Patents and Licenses, at cost	$972,000	$972,000
Less: Accumulated amortization	(480,793)	(429,110)
	$491,207	$542,890

The aggregate amortization expense charged to operations was $51,683 and $51,684 for the years ended December 31, 2014 and 2013, respectively.  The amortization policies followed by the Company are described in Note 2.

Amortization expense for future periods is summarized as follows:

Amount
2015	$51,684
2016	51,684
2017	51,684
2018	51,684
2019 and thereafter	284,471
Total	$491,207